UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2019 (May 8, 2019)

Harsco Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-03970	23-1483991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Poplar Church Road, Camp Hill, Pennsylvania		17011
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (717) 763-7064

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.25 per share	HSC	New York Stock Exchange

Item 1.01.	Entry into a Material Definitive Agreement.

Stock Purchase Agreement

As previously announced, on May 8, 2019, Harsco Corporation (the “Company”), solely in its capacity as guarantor therein, and Calrissian Holdings, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Buyer”), entered into a stock purchase agreement (the “Stock Purchase Agreement”) with CEHI Acquisition Corporation, a Delaware corporation (“Clean Earth”), the holders of stock and options in Clean Earth (“Sellers”) and Compass Group Diversified Holdings LLC, a Delaware limited liability company, in its capacity as representative of Sellers (“Sellers’ Representative”).

Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, Buyer will acquire all of the issued and outstanding common stock of Clean Earth (the “Acquisition”) for a purchase price of $625 million, which is subject to adjustments based on matters such as the working capital and indebtedness balances of Clean Earth at the time of the closing.

Each party’s obligation to consummate the transactions contemplated by the Stock Purchase Agreement is subject to certain conditions specified therein, including (i) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; (ii) the absence of any law or order issued by any governmental authority preventing consummation of any of the transactions contemplated by the Stock Purchase Agreement; and (iii) subject to certain exceptions, the accuracy of the representations and warranties of, and compliance with covenants by, each of the parties to the Stock Purchase Agreement. Buyer’s obligation to consummate the transactions contemplated by the Stock Purchase Agreement is also conditioned on, among other things, the absence of the occurrence of a Material Adverse Effect (as defined in the Stock Purchase Agreement) with respect to the Company.

The Stock Purchase Agreement contains certain representations, warranties and covenants made by both parties. The Stock Purchase Agreement also contains certain rights to terminate the agreement, including the right of either Buyer or the Sellers’ Representative to terminate the Stock Purchase Agreement on or after September 8, 2019 (or, under certain specified circumstances, September 27, 2019), if the transactions contemplated by the Stock Purchase Agreement have not been consummated by such date.

Debt Commitment Letter

The Company expects to finance the purchase price of the Acquisition with the net proceeds of the Debt Financing (as defined below), together with borrowings under its revolving credit facility (the “Revolving Credit Facility”).

Contemporaneous with Buyer’s entry into the Stock Purchase Agreement, Buyer entered into a debt commitment letter, dated May 8, 2019 (the “Commitment Letter”), with Goldman Sachs Bank USA and Citigroup Global Markets Inc. (together, the “Commitment Parties”), pursuant to which and upon the terms and subject to the conditions set forth therein, the Commitment Parties have agreed to provide a senior unsecured bridge loan facility (the “Bridge Facility”) of up to $500 million in the aggregate for the purpose of providing the financing necessary to fund a portion of the consideration to be paid pursuant to the Stock Purchase Agreement and related fees, costs and expenses (the “Bridge Loan Commitment”).

The Bridge Loan Commitment will be reduced on a dollar-for-dollar basis by 100% of the gross cash proceeds from the private offering of a new issue of notes (the “Debt Financing”). Although the Company does not currently expect to make any borrowings under the Bridge Facility, there can be no assurance that such borrowings will not be made. In that regard, the Company may be required to borrow under the Bridge Facility if it does not generate sufficient gross proceeds from the Debt Financing to finance, together with borrowings under the Revolving Credit Facility, the Acquisition and related costs, fees and expenses.

The funding of the Bridge Facility is contingent on the satisfaction of certain customary conditions set forth in the Commitment Letter, including (i) the execution and delivery of definitive documentation with respect to the Bridge Facility in accordance with the terms set forth in the Commitment Letter and (ii) the consummation of the Acquisition in accordance with the Stock Purchase Agreement.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Asset Purchase Agreement

As previously announced, also on May 8, 2019, the Company entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with E&C FinFan, Inc., a Delaware corporation (the “Acquiror”), and, solely to guarantee the performance of the Acquiror’s obligations thereunder, Chart Industries, Inc., a Delaware Corporation (“Chart”). Upon the terms and subject to the conditions of the Asset Purchase Agreement, the Company has agreed to sell, and the Acquiror has agreed to acquire, the Company’s Industrial Air-X-Changers business (the “Business”) for aggregate cash consideration of $592 million, which is subject to adjustment based on the working capital balance of the Business at the time of the closing, plus the assumption by the Acquiror of the liabilities of the Business specified in the Asset Purchase Agreement.

Each party’s obligation to consummate the transactions contemplated by the Asset Purchase Agreement is subject to certain conditions, including (i) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; (ii) the absence of any law or order issued by any governmental authority preventing consummation of any of the transactions contemplated by the Asset Purchase Agreement; and (iii) subject to certain exceptions, the accuracy of the representations and warranties of, and compliance with covenants by, each of the parties to the Asset Purchase Agreement. The Acquiror’s obligation to consummate the transactions contemplated by the Asset Purchase Agreement is also conditioned on, among other things, the absence of the occurrence of a Material Adverse Effect (as defined in the Asset Purchase Agreement) with respect to the Business.

The Asset Purchase Agreement contains certain representations, warranties and covenants made by both parties. The Asset Purchase Agreement also contains termination rights for each of the Company and the Acquiror, including the right to terminate if the transactions contemplated by the Asset Purchase Agreement have not been completed by February 8, 2020, which date may be extended by either party to May 8, 2020 under the circumstances specified in the Asset Purchase Agreement.

The foregoing descriptions of the Stock Purchase Agreement, the Asset Purchase Agreement and the transactions contemplated by each agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Stock Purchase Agreement and the Asset Purchase Agreement, which are attached hereto as Exhibit 2.1 and Exhibit 2.2, respectively, and incorporated herein by reference.

The Stock Purchase Agreement and the Asset Purchase Agreement have been attached as exhibits to this report in order to provide investors and security holders with information regarding their respective terms. They are not intended to provide any other factual information about the Company, Buyer, Sellers, the Sellers’ Representative, the Business, the Acquiror, Chart or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Stock Purchase Agreement and the Asset Purchase Agreement were made only for purposes of the relevant agreement and as of specific dates as set forth therein; are solely for the benefit of the parties to the applicable agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the applicable agreement; may have been made for the purposes of allocating contractual risk between the parties to the applicable agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Buyer, Sellers, the Sellers’ Representative, the Business, the Acquiror, Chart or their respective subsidiaries and affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the applicable agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Forward-Looking Statements

This communication contains forward-looking statements based on management’s current expectations, estimates and projections. The nature of the Company’s business and the many countries in which it operates subject it to changing economic, competitive, regulatory and technological conditions, risks and uncertainties. In accordance with the “safe harbor” provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, the Company provides the following cautionary remarks regarding important factors that, among others, could cause future results to differ materially from the results contemplated by forward-looking statements, including the expectations and assumptions expressed or implied herein. Forward-looking statements contained herein could include, among other things, statements about management’s confidence in and strategies for performance; expectations for new and existing products, technologies and opportunities; and expectations regarding growth, sales, cash flows, and earnings. Forward-looking statements can be identified by the use of such terms as “may,” “could,” “expect,” “anticipate,” “intend,” “believe,” “likely,” “estimate,” “outlook,” “plan” or other comparable terms.

Factors that could cause actual results to differ, perhaps materially, from those implied by forward-looking statements include, but are not limited to: (1) changes in the worldwide business environment in which the Company operates, including general economic conditions; (2) changes in currency exchange rates, interest rates, commodity and fuel costs and capital costs; (3) changes in the performance of equity and bond markets that could affect, among other things, the valuation of the assets in the Company’s pension plans and the accounting for pension assets, liabilities and expenses; (4) changes in governmental laws and regulations, including environmental, occupational health and safety, tax and import tariff standards; (5) market and competitive changes, including pricing pressures, market demand and acceptance for new products, services and technologies; (6) the Company’s inability or failure to protect its intellectual property rights from infringement in one or more of the many countries in which the Company operates; (7) failure to effectively prevent, detect or recover from breaches in the Company’s cybersecurity infrastructure; (8) unforeseen business disruptions in one or more of the many countries in which the Company operates due to political instability, civil disobedience, armed hostilities, public health issues or other calamities; (9) disruptions associated with labor disputes and increased operating costs associated with union organization; (10) the seasonal nature of the Company’s business; (11) the Company’s ability to successfully enter into new contracts and complete new acquisitions or strategic ventures in the time-frame contemplated, or at all; (12) the integration of the Company’s strategic acquisitions, including the acquisition of Clean Earth; (13) risks associated with the acquisition of Clean Earth and the sale of Business generally, such as the inability to obtain, delays in obtaining, or the imposition of burdensome conditions imposed in connection with obtaining regulatory approval; (14) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements entered into for the acquisition of Clean Earth and the sale of the Business; (15) potential severe volatility in the capital markets and the impact on the cost of the Company to obtain debt financing as may be necessary to consummate the acquisition of Clean Earth; (16) failure to retain key management and employees of Clean Earth and its subsidiaries; (17) the amount and timing of repurchases of the Company’s common stock, if any; (18) the outcome of any disputes with customers, contractors and subcontractors; (19) the financial condition of the Company’s customers, including the ability of customers (especially those that may be highly leveraged and those with inadequate liquidity) to maintain their credit availability; (20) implementation of environmental remediation matters; (21) risk and uncertainty associated with intangible assets; and (22) other risk factors listed from time to time in the Company’s SEC reports. A further discussion of these, along with other potential risk factors, can be found in Part I, Item 1A, “Risk Factors,” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. The Company cautions that these factors may not be exhaustive and that many of these factors are beyond the Company’s ability to control or predict. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. The Company undertakes no duty to update forward-looking statements except as may be required by law.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are furnished as part of the Current Report on Form 8-K:

Exhibit 2.1	Stock Purchase Agreement, dated as of May 8, 2019, by and between Calrissian Holdings, LLC, CEHI Acquisition Corporation, the holders of stock and options in CEHI Acquisition Corporation, Compass Group Diversified Holdings LLC and, solely for the purposes of Section 9(r) thereof, the Company.*

Exhibit 2.2	Asset Purchase Agreement, dated as of May 8, 2019, by and among the Company, E&C FinFan, Inc. and, solely with respect to Section 11.19 thereof, Chart Industries, Inc.*

*

Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any such schedules and attachments to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARSCO CORPORATION

Date: May 13, 2019	/s/ Russell C. Hochman
Name: Russell C. Hochman
Title: Senior Vice President and General Counsel, Chief Compliance Officer & Corporate Secretary